Exhibit 10(aa)(1)

FIRST AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This First Amendment to Amended and Restated Revolving Credit Agreement (this “Amendment”) is entered into as of April 30, 2003 (the “Effective Date”) by and among (i) Richardson Electronics, Ltd., a Delaware corporation (the “US-Borrower”), (ii) Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation (each a “Canada-Borrower”, and collectively, the “Canada-Borrowers”); (iii) Richardson Electronics Limited, an English limited liability company (the “UK-Borrower”); (iv) RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, (each a “Euro-Borrower” and collectively, the “Euro-Borrowers”), (v) Richardson Sweden Holding AB, a Swedish corporation (the “Krona-Borrower”) and (vi) Richardson Electronics KK, a company organized under the laws of Japan (the “Japan-Borrower”) (the US-Borrower, the Canada-Borrowers, the UK-Borrower, the Euro-Borrowers, the Krona-Borrower and the Japan-Borrower are collectively referred to as the “Borrowers”), the lenders party hereto (each, a “Lender” and collectively, the “Lenders”), Bank One, NA, London Branch as Eurocurrency Agent (the “Eurocurrency Agent”), Bank One, NA, Canada Branch as Canada Agent (the “Canada Agent”), Bank One, NA, Tokyo Branch as Japan Agent (the “Japan Agent”) and Bank One, NA, as administrative agent (in such capacity, the “Administrative Agent”) (the Eurocurrency Agent, the Canada Agent, the Japan Agent and the Administrative Agent are collectively referred to as the “Funding Agents” and each individually a “Funding Agent”).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Funding Agents are parties to that certain Amended and Restated Revolving Credit Agreement dated as of November 26, 2002 (the “Existing Agreement”);

WHEREAS, the Borrowers, the Lenders and the Funding Agents wish to amend the Existing Agreement as set forth herein (as so amended, and as amended, supplemented or modified from time to time, the “Agreement”);

WHEREAS, in connection with the Existing Agreement, the Borrowers delivered a letter agreement regarding certain post-closing matters (the “Letter Agreement”), including an obligation of Burtek Systems, Inc. to obtain the release of certain security in favor of HSBC Bank Canada on or before February 26, 2003;

WHEREAS, Burtek Systems Inc. has not yet obtained the release of the security required by the Letter Agreement, and the Lenders and Funding Agents wish to extend the time for obtaining such release;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1.         Defined Terms.  Capitalized terms used herein but not defined herein shall have the meaning ascribed thereto in the Existing Agreement, as amended hereby.

2.         Amendments to Section 1.1.

            (a)        The definitions of the following terms contained in Section 1.1 of the Existing Agreement are hereby deleted in their entirety and replaced as follows:

            ““Aggregate Total Outstandings” means as of any date of determination with respect to any Facility, an amount equal to the total outstanding principal amount of Loans under such Facility, provided, that the Aggregate Total Outstandings under each of the UK Facility, the Canada Facility and the US Facility shall be deemed to include the Facility Letter of Credit Obligations then outstanding under each such respective Facility.

            “Agreement” means this Amended and Restated Revolving Credit Agreement, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of April 30, 2003, and as amended, supplemented or modified from time to time.

            “Canada Facility” means the revolving loans denominated in Canadian Dollars and made available by the Canada Lenders to the Canada-Borrowers pursuant to the terms hereof.  Loans under the Canada Facility may be either BA Rate Advances or Canadian Prime Advances (together with Letters of Credit to the extent set forth in Article 2, including those issued in U.S. Dollars at the Floating Rate).

            “Canada Facility Commitment” means, (i) for each Canada Lender, the obligation of such Canada Lender to make Loans not exceeding the principal amount set forth opposite its signature below with respect to Canadian Dollars or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.3, as such amount may be modified from time to time pursuant to the terms hereof, and (ii) for the Issuer pursuant to Section 2.24, and subject to the terms and conditions of this Agreement, the obligation to issue Facility Letters of Credit with respect to Canadian Dollars and/or U.S. Dollars.

            “Facility Letter of Credit Obligations” means, at any date of determination thereof, all liabilities, whether actual or contingent, of, as applicable (i) the US-Borrower in respect of the Facility Letters of Credit, including, without limitation, the sum of Reimbursement Obligations and the aggregate undrawn face amount of any outstanding Facility Letters of Credit, (ii) the UK-Borrower in respect of the Facility Letters of Credit, including, without limitation, the sum of Reimbursement Obligations and the aggregate undrawn face amount of any outstanding Facility Letters of Credit, or (iii) the Canada-Borrowers in respect of the Facility Letters of Credit, including, without limitation, the sum of Reimbursement Obligations and the aggregate undrawn face amount of any outstanding Facility Letters of Credit (with, in the case of the Canada-Borrowers, all such amounts calculated as the sum of such Canadian Dollars and Canadian Dollar Equivalents).

            “Reimbursement Obligations” means, at any time, the aggregate of the obligations of the UK-Borrower, Canada Borrowers or US-Borrower, as applicable, to the Issuer and the Lenders in respect of all unreimbursed payments or disbursements made by the Issuer and the Lenders under or in respect of drawings under the Facility Letters of Credit.

            “Swing Line Loan” means a Canada Swing Line Loan or a US Swing Line Loan, as applicable.”

            (b)        The definitions of “Swing Line Commitment” and “Swing Line Lender” are hereby deleted from Section 1.1 of the Agreement.

            (c)        Section 1.1 of the Existing Agreement is hereby amended to add the following additional terms:

““Canadian Dollar Equivalent” of U.S. Dollars at any date shall mean the equivalent amount of Canadian Dollars, calculated at the prevailing exchange rate for U.S. Dollars as determined by the Canada Agent, on or as of such date.

“Canada Swing Line Commitment” means CAD 2,500,000, as such amount may be reduced from time to time in the sole discretion of the Canada Swing Line Lender.

“Canada Swing Line Lender” means Bank One, NA, Canada Branch in its capacity as a provider of Canada Swing Line Loans under this Agreement and its successors and assigns in such capacity.

“Canada Swing Line Loan” is defined in Section 2.23.

“US Swing Line Commitment” means $5,000,000, as such amount may be reduced from time to time in the sole discretion of the US Swing Line Lender.

            “US Swing Line Lender” means Bank One, NA in its capacity as a provider of US Swing Line Loans under this Agreement and its successors and assigns in such capacity.”

            “US Swing Line Loan” is defined in Section 2.23.

3.         Amendment to Section 2.1(i).  Section 2.1 of the Existing Agreement is hereby amended by deleting its clause “(i)” in its entirety and replacing such clause as follows:

            “(i) the Aggregate Total Outstandings under the Canada Facility shall at no time exceed CAD 21,000,000 (including the Canadian Dollar Equivalent of any Facility Letters of Credit in U.S. Dollars issued under the Canada Facility),”

4.         Amendment to Section 2.23.   Section 2.23 of the Existing Agreement is hereby deleted in its entirety and replaced as follows:

“2.23    Swing Line Commitment.

                        2.23.1  Swing Line Loans.  The US Swing Line Lender in its sole and absolute discretion, from and including the date of this Agreement and prior to the Facility Termination Date, may make, on a revolving credit basis, loans (collectively, “US Swing Line Loans”) in Dollars to the US-Borrower in such aggregate amounts as US-Borrower may from time to time request from the US Swing Line Lender; provided, after giving effect to such US Swing Line Loan, (i) the aggregate outstanding amount of all US Swing Line Loans does not exceed the US Swing Line Commitment, and (ii) US-Borrower’s US Swing Line Loans, plus its other Advances, plus its Facility Letter of Credit Obligations do not exceed the Aggregate US Facility Commitment.  The Canada Swing Line Lender in its sole and absolute discretion, from and including the date of this Agreement and prior to the Facility Termination Date, may make, on a revolving credit basis, loans (collectively, “Canada Swing Line Loans”) in Canadian Dollars to a Canada-Borrower in such aggregate amounts as such Canada-Borrower may from time to time request from the Canada Swing Line Lender; provided, after giving effect to such Canada Swing Line Loan, (i) the aggregate outstanding amount of all Canada Swing Line Loans does not exceed the Canada Swing Line Commitment, and (ii) the Canada-Borrowers’ Canada Swing Line Loans, plus their other Advances, plus their Facility Letter of Credit Obligations do not exceed the Aggregate Canada Facility Commitment.  Subject to the terms of this Agreement, the US-Borrower and Canada-Borrowers may borrow, repay and reborrow Swing Line Loans at any time prior to the Facility Termination Date.  All Swing Line Loans shall be Floating Rate Advances (in the case of US Swing Line Loans) or Canadian Prime Advances (in the case of Canada Swing Line Loans).  No Swing Line Loan shall be used for the purpose of funding the payment of principal of any other Swing Line Loan.  Each US Swing Line Loan shall be in an amount of $100,000 or an integral multiple of $10,000 in excess thereof.  Each Canada Swing Line Loan shall be in an amount of CAD 50,000 or an integral multiple of CAD 10,000 in excess thereof; provided that a Canada Swing Line Loan may be in a lesser amount if triggered pursuant to Section 2.24.5(a)(iv).  The US-Borrower shall repay to the Administrative Agent for the account of the US Swing Line Lender the outstanding principal amount of each US Swing Line Loan on the earlier of the maturity date specified in the related notice of borrowing pursuant to Section 2.23.2 (which maturity shall be no later than the fifth Business Day after the requested date of such US Swing Line Loan) and the Facility Termination Date.  The Canada-Borrowers shall repay to the Canada Agent for the account of the Canada Swing Line Lender the outstanding principal amount of each Canada Swing Line Loan on the earlier of the maturity date specified in the related notice of borrowing pursuant to Section 2.23.2 (which maturity shall be no later than the fifth Business Day after the requested date of such Canada Swing Line Loan) and the Facility Termination Date.

                        2.23.2  Swing Line Loan Borrowing Procedures.  The US-Borrower or Canada-Borrower, as applicable, shall give written irrevocable notice or telephonic notice (followed immediately by written confirmation thereof) to the applicable Swing Line Lender and the Administrative Agent or Canada Agent, as applicable, of each proposed Swing Line Loan not later than 12:00 p.m. Chicago time or 2:00 p.m. Toronto time (as applicable to the applicable Facility) on the proposed date of such Swing Line Loan.  Each borrowing of a Swing Line Loan shall be on a Business Day.  Each such notice shall be effective upon receipt by the applicable Swing Line Lender and the Administrative Agent or Canada Agent and shall specify the date, amount and maturity of such Swing Line Loan.  If the Swing Line Lender elects to make the requested Swing Line Loan, the Swing Line Lender will, no later than 3:00 p.m. Chicago time or 5:00 p.m. Toronto time (as applicable to the applicable Facility) on the date of a proposed Swing Line Loan, provide the Administrative Agent or Canada Agent, as applicable, at the address specified pursuant to Schedule 1 with immediately available funds covering the amount of such Swing Line Loan and, so long as the Administrative Agent or Canada Agent has not received written notice that the conditions precedent set forth in Article 4 with respect to such Swing Line Loan have not been satisfied, the Administrative Agent or Canada Agent, as applicable, shall pay over the funds received by the Administrative Agent or Canada Agent to the applicable US-Borrower or Canada-Borrower on the requested borrowing date.

                        2.23.3  Participations;  Reimbursement by US Lenders.  Upon the earlier of (a) a Business Day occurring no less frequently than weekly, as determined by the Administrative Agent and notice of which has been provided to the US Lenders and (b) the Business Day on which written demand by the US Swing Line Lender, with a copy of such demand to the Administrative Agent, is received by each US Lender (such date, the “Settlement Date”), each other US Lender shall purchase from the US Swing Line Lender, and the US Swing Line Lender shall sell and assign to each such other US Lender, such other US Lender’s Percentage of such outstanding US Swing Line Loans as of such Settlement Date, by making available for the account of the US Swing Line Lender, by deposit at the office specified by the Administrative Agent, in same day funds, an amount equal to the portion of the outstanding principal amount, of such US Swing Line Loans to be purchased by such US Lender.  The US-Borrower agrees to each such sale and assignment.  If and to the extent any US Lender shall not have made the amount of such US Swing Line Loan available to the Administrative Agent by 2:00 p.m. (Chicago time) on the Settlement Date (it being understood that any such notice received after noon (Chicago time) on any Business Day shall be deemed to have been received on the next following Business Day), such US Lender agrees to pay interest on such amount to the Administrative Agent for the US Swing Line Lender’s account forthwith on demand for each day from the date such amount was to have been delivered to the Administrative Agent to the date such amount is paid, at a rate per annum equal to the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to US Swing Line Loans.  Any US Lender’s failure to make available to the Administrative Agent its Percentage of any such US Swing Line Loan shall not relieve any other US Lender of its obligation hereunder to make available to the Administrative Agent such other US Lender’s Percentage of such US Swing Line Loan, but no US Lender shall be responsible for the failure of any other US Lender to make available to the Administrative Agent such other US Lender’s Percentage of any such US Swing Line Loan.  If such US Lender shall pay to the Administrative Agent such amount for the account of the US Swing Line Lender on any Business Day, such amount so paid in respect of principal shall constitute a US Swing Line Loan made by such US Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the US Swing Line Loan made by the US Swing Line Lender shall be reduced by such amount on such Business Day.

                        2.23.4  Participations;  Reimbursement by Canada Lenders.  Upon the earlier of (a) a Business Day occurring no less frequently than weekly, as determined by the Canada Agent and notice of which has been provided to the Canada Lenders and (b) the Business Day on which written demand by the Canada Swing Line Lender, with a copy of such demand to the Canada Agent, is received by each Canada Lender (such date, the “Canada Settlement Date”), each other Canada Lender shall purchase from the Canada Swing Line Lender, and the Canada Swing Line Lender shall sell and assign to each such other Canada Lender, such other Canada Lender’s Percentage of such outstanding Canada Swing Line Loans as of such Canada Settlement Date, by making available for the account of the Canada Swing Line Lender, by deposit at the office specified by the Canada Agent, in same day funds, an amount equal to the portion of the outstanding principal amount, of such Canada Swing Line Loans to be purchased by such Canada Lender.  The Canada-Borrowers agree to each such sale and assignment.  If and to the extent any Canada Lender shall not have made the amount of such Swing Line Loan available to the Canada Agent by 4:00 p.m. (Toronto time) on the Canada Settlement Date (it being understood that any such notice received after 2:00 p.m. (Toronto time) on any Business Day shall be deemed to have been received on the next following Business Day), such Canada Lender agrees to pay interest on such amount to the Canada Agent for the Canada Swing Line Lender’s account forthwith on demand for each day from the date such amount was to have been delivered to the Canada Agent to the date such amount is paid, at a rate per annum equal to the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to Canada Swing Line Loans.  Any Canada Lender’s failure to make available to the Canada Agent its Percentage of any such Swing Line Loan shall not relieve any other Canada Lender of its obligation hereunder to make available to the Canada Agent such other Canada Lender’s Percentage of such Swing Line Loan, but no Canada Lender shall be responsible for the failure of any other Canada Lender to make available to the Canada Agent such other Canada Lender’s Percentage of any such Swing Line Loan.  If such Canada Lender shall pay to the Canada Agent such amount for the account of the Canada Swing Line Lender on any Business Day, such amount so paid in respect of principal shall constitute a Canada Swing Line Loan made by such Canada Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Canada Swing Line Loan made by the Canada Swing Line Lender shall be reduced by such amount on such Business Day.

                        2.23.5  Rights as Lender.  In its capacity as a Lender, the US Swing Line Lender shall have the same rights and obligations as any other US Lender.  In its capacity as a Lender, the Canada Swing Line Lender shall have the same rights and obligations as any other Canada Lender.

5.         Amendment to Section 2.24.  Section 2.24 of the Existing Agreement is hereby deleted in its entirety and replaced as follows:

“2.24    Facility Letters of Credit.

            2.24.1  Obligation to Issue.  From and including the date of this Agreement and prior to tenth (10th) Business Day prior to the Facility Termination Date, (i) the Administrative Agent agrees, on the terms and conditions set forth in this Agreement and on behalf of each of the US Lenders, to issue for the account of the US-Borrower one or more Facility Letters of Credit in accordance with this Section 2.24, (ii) the Eurocurrency Agent agrees, on the terms and conditions set forth in this Agreement and on behalf of each of the UK Lenders, to issue for the account of the UK-Borrower one or more Facility Letters of Credit in accordance with this Section 2.24, and (iii) the Canada Agent agrees, on the terms and conditions set forth in this Agreement and on behalf of each of the Canada Lenders, to issue for the account of the Canada-Borrowers one or more Facility Letters of Credit in accordance with this Section 2.24 (the Administrative Agent, Canada Agent or Eurocurrency Agent in such capacity is referred to as the “Issuer”).  Notwithstanding anything to the contrary in this Section 2.24, the parties acknowledge and agree that the Administrative Agent may, as agent of the Canada Agent, undertake certain of the actions required or permitted of the Canada Agent as an Issuer hereunder.

            2.24.2  Types and Amounts.  The Issuer shall not have any obligation to and shall not:

(i)         issue any Facility Letter of Credit if the aggregate maximum amount then available for drawing under Letters of Credit issued by the Issuer, after giving effect to the Facility Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon the Issuer;

(ii)        issue any Facility Letter of Credit if, after giving effect thereto, the sum of (a) the Facility Letter of Credit Obligations plus (b) the aggregate unpaid principal balance of the Advances (including Swing Line Loans) would exceed the Aggregate UK Facility Commitment, the Aggregate Canada Facility Commitment or the Aggregate US Facility Commitment, as applicable;

(iii)       issue any Facility Letter of Credit which has an expiry date (a) later than twelve months after the Issuance Date thereof or (b) on or after five days prior to the Facility Termination Date; or

(iv)       issue any Facility Letter of Credit if, after giving effect to such Facility Letter of Credit requested hereunder, the Facility Letter of Credit Obligations would exceed (A) $10,000,000 in the aggregate in the case of the US Facility, (B) GBP 1,000,000 in the aggregate in the case of the UK Facility, or (C) CAD 2,000,000 (including any Canadian Dollar Equivalents) in the aggregate in the case of the Canada Facility.

            2.24.3  Conditions.  In addition to being subject to the satisfaction of the conditions contained in Sections 4.1 and 4.2, the obligation of the Issuer to issue any Facility Letter of Credit is subject to the satisfaction in full of each of the following conditions:

(i)         the Borrower shall have delivered to the Issuer at such times and in such manner as the Issuer may reasonably prescribe such documents and materials as may be required pursuant to the terms of the requested Facility Letter of Credit (it being understood that if any inconsistency exists between the Issuer’s Letter of Credit documents and the Documents, the terms of the Documents shall govern and control) and the requested Facility Letter of Credit shall be reasonably satisfactory to the Issuer as to form and content; and

(ii)        on the Issuance Date, no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain the Issuer from issuing the requested Facility Letter of Credit and no law, rule or regulation applicable to the Issuer and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuer shall prohibit or request that the Issuer refrain from the issuance of Letters of Credit generally or the issuance of such requested Facility Letter of Credit in particular.

            2.24.4  Procedure for Issuance of Facility Letters of Credit.

(a)        The Borrower shall give the Issuer written notice not later than 12:00 p.m. Chicago time, 2:00 p.m. Toronto time or 12:00 p.m. London time (as applicable to the applicable Facility) at least three Business Days before the Issuance Date of any requested Facility Letter of Credit (each a “Facility Letter of Credit Request”) (except that, in lieu of such written notice, the Borrower may give the Issuer notice of such request by tested telex or other tested arrangement satisfactory to the Issuer).  Such Facility Letter of Credit Request shall be irrevocable and shall specify:

            (1)        the stated amount of such requested Facility Letter of Credit (and, in the case of Canadian-Borrowers, whether such requested Facility Letter of Credit is to be in Canadian Dollars or U.S. Dollars);

            (2)        the Issuance Date (which day shall be a Business Day);

            (3)        the date on which such requested Facility Letter of Credit is to expire (which date shall be a Business Day and shall in no event be later than the earlier of (i) twelve months after the Issuance Date thereof and (ii) five days prior to the Facility Termination Date);

            (4)        the purpose for which such Facility Letter of Credit is to be issued;

            (5)        the Person for whose benefit the requested Facility Letter of Credit is to be issued; and

            (6)        whether the requested Facility Letter of Credit will be a Commercial Letter of Credit or a Standby Letter of Credit.

Prior to the issuance of the requested Facility Letter of Credit, the applicable Borrower shall provide the Issuer with a copy of the form of the Facility Letter of Credit it is requesting be issued.  The Issuer will notify each Lender within a reasonable time following the issuance of each Facility Letter of Credit.

(b)        Subject to the terms and conditions of this Section 2.24.4 and provided that the applicable conditions set forth in Sections 4.1 (in the case of the initial Facility Letter of Credit), 4.2 and 2.24.3 have been satisfied, the Issuer shall, on the applicable Issuance Date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Issuer’s usual and customary business practices.

(c)        The Issuer shall not extend or amend any Facility Letter of Credit unless the requirements of Sections 2.24.2, 2.24.3 and 2.24.4 are met.

            2.24.5  Reimbursement Obligations.

(a)        (i)         The Issuer shall promptly notify the UK-Borrower, Canada-Borrowers or US-Borrower, as applicable, of any draw under such Facility Letter of Credit.  The applicable Borrower shall reimburse the Issuer for drawings under Standby Letters of Credit (including the Issuer’s issuing costs) no later than the Business Day after the payment in respect of such Standby Letter of Credit by the Issuer, together with interest thereon at the Floating Rate (in the case of Letters of Credit under the US Facility and Letters of Credit in U.S. Dollars under the Canada Facility), the Canadian Prime Rate (in the case of Letters of Credit in Canadian Dollars under the Canada Facility) or the applicable Eurocurrency Rate (in the case of Letters of Credit under the UK Facility) from the date of payment on such Standby Letter of Credit by the Issuer to and including the date on which the Issuer is reimbursed for such payment by the Borrower.  The applicable Borrower shall reimburse the Issuer for drawings under Commercial Letters of Credit (including the Issuer’s issuing costs) no later than the Business Day after the payment in respect of such Commercial Letter of Credit by the Issuer, together with interest thereon at the Floating Rate (in the case of Letters of Credit under the US Facility and Letters of Credit in U.S. Dollars under the Canada Facility), the Canadian Prime Rate (in the case of Letters of Credit in Canadian Dollars under the Canada Facility) or the applicable Eurocurrency Rate (in the case of Letters of Credit under the UK Facility) from the date of payment on such Commercial Letter of Credit by the Issuer to and including the date on which the Issuer is reimbursed for such payment by the Borrower; and

            (ii)        Any Reimbursement Obligation with respect to any Facility Letter of Credit under the US Facility which is not paid on the date when due in accordance with Section 2.24.5(a)(i) shall (A) if there is availability for such an Advance pursuant to Section 2.1, be automatically converted on such date into a Floating Rate Advance and shall bear interest at the Floating Rate or (B) if there is no availability for an Advance pursuant to Section 2.1, be payable on demand and bear interest until paid at a rate per annum equal to the sum of the Floating Rate plus 2% per annum.

            (iii)       Any Reimbursement Obligation with respect to any Facility Letter of Credit under the UK Facility which is not paid on the date when due in accordance with Section 2.24.5(a)(i) shall (A) if there is availability for such an Advance pursuant to Section 2.1, be automatically converted on such date into a Eurocurrency Advance with a one month Eurocurrency Interest Period and shall bear interest at the applicable Eurocurrency Rate or (B) if there is no availability for an Advance pursuant to Section 2.1, be payable on demand and bear interest until paid at a rate per annum equal to the sum of the Eurocurrency Rate plus 2% per annum.

            (iv)       Any Reimbursement Obligation with respect to any Facility Letter of Credit in Canadian Dollars under the Canada Facility which is not paid on the date when due in accordance with Section 2.24.5(a)(i) shall (A) if there is availability for such an Advance pursuant to Section 2.1, be automatically converted on such date into a Canadian Prime Advance and shall bear interest at the Canadian Prime Rate or (B) if there is no availability for an Advance pursuant to Section 2.1, be payable on demand and bear interest until paid at a rate per annum equal to the sum of the Canadian Prime Rate plus 2% per annum.  Any Reimbursement Obligation with respect to any Facility Letter of Credit in U.S. Dollars under the Canada Facility which is not paid on the date when due in accordance with Section 2.24.5(a)(i) shall (X) if there is sufficient availability pursuant to Section 2.23, automatically trigger a Canada Swing Line Loan, bearing interest at the Canadian Prime Rate, in the amount determined by the Issuer, in its sole discretion, that is sufficient to pay such Reimbursement Obligation in U.S. Dollars (after converting the Canadian Dollars obtained pursuant to the Canada Swing Line Loan into U.S. Dollars, and paying all fees, costs and expenses in connection with such exchange), or (Y) if there is not sufficient availability for such a Canada Swing Line Loan pursuant to Section 2.23, be payable on demand and bear interest until paid at a rate per annum equal to the sum of the Floating Rate plus 2% per annum.  In the case of any Canada Swing Line Loan triggered by this Section 2.24.5(a)(iv), the Canadian-Borrowers and Canada Lenders each hereby authorize the Issuer and the Canada Swing Line Lender to initiate such loan, to convert the resulting Canadian Dollars into U.S. Dollars, and to pay and/or collect all fees, expenses and costs incurred in connection with such currency exchange (including, without limitation, to have the Issuer, Canada Swing Line Lender, Canada Agent or any of their Affiliates effect such currency exchange and in such case to charge and collect, for its own account, any standard fees, costs or expenses it may charge for such an exchange).

            (v)        Any action taken or omitted to be taken by the Issuer under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Issuer under any resulting liability to any Lender or, assuming that the Issuer has complied with the procedures specified in Section 2.24.4(b) and such Lender has not given a notice contemplated by Section 2.24.6(a) that continues in full force and effect, relieve such Lender of its obligations hereunder to the Issuer.  In determining whether to pay under any Facility Letter of Credit, the Issuer shall have no obligation relative to the Lenders or the applicable Borrower other than to confirm that any documents required to be delivered under such Facility Letter of Credit appear to comply on their face with the requirements of such Facility Letter of Credit.

            2.24.6  Participation.

(a)        Immediately upon issuance by the Issuer of any Facility Letter of Credit in accordance with the procedures set forth in Section 2.24.4, each UK Lender, each Canada Lender or each US Lender, as applicable, shall be deemed to have irrevocably and unconditionally purchased and received from the Issuer, without recourse or warranty, an undivided interest and participation equal to its Percentage in such Facility Letter of Credit (including, without limitation, all obligations of the applicable Borrower with respect thereto) and any security therefor or guaranty pertaining thereto; provided, that a Letter of Credit issued by the Issuer shall not be deemed to be a Facility Letter of Credit for purposes of this Section 2.24.6 if the Issuer shall have received written notice from any Lender on or before 10:00 a.m. Chicago time, 12:00 p.m. Toronto time or 10:00 a.m. London time (as applicable to the applicable Facility) on the Issuance Date of such Letter of Credit that one or more of the conditions contained in Section 4.2 is not then satisfied, and, in the event the Issuer receives such a notice, it shall have no further obligation to issue any Facility Letter of Credit until such notice is withdrawn by such Lender or such condition has been satisfied or has been effectively waived in accordance with the provisions of this Agreement.

(b)        In the event that the Issuer makes any payment under any Facility Letter of Credit and the applicable Borrower shall not have repaid such amount to the Issuer pursuant to Section 2.24.5, the Issuer shall promptly notify each UK Lender, Canada Lender or US Lender, as applicable, of such failure, and each such Lender shall promptly and unconditionally pay to the Issuer for the Issuer’s account the amount of such Lender’s Percentage of the unreimbursed amount of any such payment (which payment, in the case of a Facility Letter of Credit in U.S. Dollars under the Canada Facility, may be made in Canadian Dollars in an amount determined using the Canadian Dollar Equivalent of the amount paid by the Issuer, calculated by the Issuer as of the date of payment by such Lender).  The failure of any Lender to make available to the Issuer its Percentage of the unreimbursed amount of any such payment shall not relieve any other Lender of its obligation hereunder to make available to the Issuer its Percentage of the unreimbursed amount of any payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Issuer its Percentage of the unreimbursed amount of any payment on the date such payment is to be made.

(c)        Whenever the Issuer receives a payment on account of a Reimbursement Obligation, including any interest thereon, it shall promptly pay to the account of each Lender which has funded its participating interest therein, in immediately available funds, an amount equal to each such Lender’s Percentage thereof.

(d)        The obligations of a Lender to make payments to the Issuer with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances.  Nothing contained in this Section 2.24.6(d) shall impair or adversely affect any claim any Lender may have against the Issuer or any other Lender with respect to any gross negligence or willful misconduct of the Issuer or such other Lender in respect of any Facility Letter of Credit.

            2.24.7  Payment of Reimbursement Obligations.

(a)        The UK-Borrower, Canada-Borrowers or US-Borrower, as applicable, agrees to pay to the Issuer the amount of all Reimbursement Obligations, interest and other amounts payable to the Issuer under or in connection with each Facility Letter of Credit immediately when due, irrespective of any claim, set-off, defense or other right which such Borrower or any Subsidiary may have at any time against the Issuer, the Agent or any other Person, under all circumstances, including without limitation, any of the following circumstances:

            (i)         any lack of validity or enforceability of this Agreement or any of the other Documents;

            (ii)        the existence of any claim, setoff, defense or other right which the Borrower or any Subsidiary may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Issuer, any Lender, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any Subsidiary and the beneficiary named in any Facility Letter of Credit);

            (iii)       any draft, certificate or any other document presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            (iv)       the surrender or impairment of any security for the performance or observance of any of the terms of any of the Documents;

            (v)        the occurrence of any Default or Unmatured Default.

(b)        In the event any payment by the Borrower or any Subsidiary received by the Issuer with respect to a Facility Letter of Credit and distributed to the Lenders on account of their participation is thereafter set aside, avoided or recovered from the applicable Funding Agent in connection with any receivership, liquidation, reorganization or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by the Issuer, contribute such Lender’s Percentage of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Issuer upon the amount required to be repaid by it.

            2.24.8  Facility Letter of Credit Fees.  In connection with each Facility Letter of Credit issued, the US-Borrower, Canada-Borrowers or UK-Borrower, as applicable, agrees to pay the Issuer thereof, ratably for the benefit of the US Lenders, Canada Lenders or UK Lenders, as applicable:

(a)        with respect to each Standby Letter of Credit, on the Issuance Date thereof, a letter of credit fee computed at the “S/L/C Rate” (as defined below) on the maximum amount available to be drawn from time to time under such Standby Letter of Credit for the period from and including the date of issuance of such Standby Letter of Credit until the stated expiry date thereof.  This fee shall be payable for the first year (or the entire stated period if less than one year) on the Issuance Date and quarterly in arrears the last Business Day of each November, February, May and August thereafter.  As used herein, “S/L/C Rate” means the interest rate equal to the “Applicable Margin” in connection with the Eurocurrency Rate then in effect (including any increase or adjustment thereto due to Defaults or Unmatured Default).

(b)        with respect to each Commercial Letter of Credit, on the Issuance Date thereof, such issuance fee as the US-Borrower, Canada-Borrower or UK-Borrower, as applicable, and the Issuer of such Facility Letter of Credit shall have agreed upon in writing.

The applicable Borrower shall also pay to the Issuer for its own account (i) at the time of issuance of each Facility Letter of Credit, a fronting fee in an amount to be agreed upon between the Issuer and the Borrower, and (ii) documentary and processing charges in connection with the issuance or modification of and draws under Facility Letters of Credit in accordance with the Issuer's standard schedule for such charges as in effect from time to time.”

6.         Waiver and Extension regarding HSBC Security.  Each of the Lenders and Funding Agents hereby waives the Default arising under the Agreement solely by reason of Burtek Systems Inc.’s failure to obtain the release of the HSBC Bank Canada security as required by the Letter Agreement by February 26, 2003; provided, that it shall be a Default under the Agreement if such release is not obtained on or before May 31, 2003.  Nothing contained in this Section 6 shall be construed as a waiver, forbearance, amendment or other modification to any other provision of the Agreement, nor shall anything in this Section 6 be construed as a waiver in relation to any other Default or Unmatured Default.

7.         Effectiveness.  This Amendment shall not become effective unless the Administrative Agent shall have received on or before the Effective Date all of the following, all of which shall be in form and substance satisfactory to the Lender:

(a)        This Amendment, executed by the requisite signatories;

(b)        Copies, certified by the Secretary or Assistant Secretary of each Borrower, of its Board of Directors’ resolutions or of resolutions or actions of any other body authorizing the execution of this Amendment to which such Borrower is a party;

(c)        A certificate, signed by the chief financial officer of each Borrower, stating that on the Effective Date (after giving effect to this Amendment) no Default or Unmatured Default has occurred and is continuing; and

(d)        Such other documents, instruments, approvals (and, if requested by the Administrative Agent, certified duplicates of executed copies thereof) or opinions as the Administrative Agent may reasonably request.

8.         Representations and Warranties.  Each Borrower represents and warrants to the Lenders and Funding Agents (which representations and warranties shall become part of the representations and warranties made by such Borrower under the Existing Agreement) that:

(a)        The execution, delivery and performance of this Amendment has been duly authorized by all necessary action and will not require any consent or approval of any person or entity, violate in any material respect any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected;

(b)        No consent, approval or authorization of or declaration or filing with any governmental authority or any non-governmental person or entity, including without limitation, any creditor or partner of any Borrower is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby and the execution, delivery and performance of this Amendment will not violate the terms of any contract or agreement to which such Borrower is a party;

(c)        The Existing Agreement, as amended pursuant to this Amendment, is the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with the terms thereof;

(d)        After giving effect to the Amendment contained herein and effective pursuant hereto, the representations and warranties contained in Article 5 of the Existing Agreement are true and correct on and as of the Effective Date hereof in the same force and effect as if made on and as of such Effective Date;

(e)        The most recent financial statements of each Borrower delivered to the Lender are complete and accurate in all material respects and present fairly the financial condition of such Borrowers as of such date in accordance with generally accepted accounting principles.  There has been no adverse material change in the condition of the business, properties, operations or condition, financial or otherwise, of any Borrower since the date of such financial statements.  There are no material liabilities of any Borrower, fixed or contingent, which are material but not reflected on such financial statements or in the notes thereto; and

(f)         After giving effect to this Amendment (and the waiver herein) no Default or Event of Default has occurred or exists under the Existing Agreement as of the Effective Date hereof.

9.         Acknowledgement and Reaffirmation.  Each Borrower hereby ratifies and affirms all of the obligations and undertakings contained in the Existing Agreement and except as amended hereby, the Existing Agreement remains in full force and effect in accordance with its terms.  Each Borrower hereby acknowledges, agrees and affirms that each document and instrument securing or supporting the obligations and indebtedness owing to the Lenders and Funding Agents prior to the date of this Amendment remains in full force and effect in accordance with its terms, and that such security and support remains in full force effect as to all obligations under the Existing Agreement, as amended hereby.

10.       Expenses.  The Borrowers jointly and severally agree to pay and save the Lenders and Funding Agents harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses of Baker & McKenzie, counsel to certain of the Lenders, in connection with the preparation and review of this Amendment and any related documents.

11.       Governing Law.  This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois.

12.       Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which together shall constitute the same agreement.  One or more counterparts of this Amendment may be delivered by facsimile, with the intention that such delivery shall have the same effect as delivery of an original counterpart thereof.

13.       Authority to Amend Stock Pledge Agreement.  Each of the Lenders and the Funding Agents hereby authorize the Administrative Agent to enter into an amendment to the Stock Pledge Agreement between the Administrative Agent and the US-Borrower, in such form as is acceptable to the Administrative Agent, to (i) add as pledged stock certain shares of Calvert Electronics, Inc. and Adler Video Systems, Inc., and (ii) if the Administrative Agent so elects, to release from pledge certain shares of Richardson Electronics Delaware Holdings, Inc. in connection with the dissolution of such entity.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the 30th day of April, 2003.

Borrowers:

RICHARDSON ELECTRONICS, LTD.

By:

Title:

BURTEK SYSTEMS, INC.

By:

Title:

RICHARDSON ELECTRONICS CANADA, LTD.

By:

Title:

RICHARDSON ELECTRONICS LIMITED

By:

Title:

RESA, SNC

By:

Title:

RICHARDSON ELECTRONIQUE SNC

By:

Title:

RICHARDSON ELECTRONICS IBERICA, S.A.

By:

Title:

RICHARDSON ELECTRONICS GMBH

By:

Title:

RICHARDSON ELECTRONICS BENELUX B.V.

By:

Title:

RICHARDSON SWEDEN HOLDING AB

By:

Title:

RICHARDSON ELECTRONICS KK

By:

Title:

                                                                        FUNDING AGENTS:

                                                            BANK ONE, NA

By:

Title:

                                                            BANK ONE, NA, London Branch

By:

Title:

                                    BANK ONE, NA, Canada Branch

By:

Title:

                                                            BANK ONE, NA, through its Tokyo Branch

By:

Title:

Lenders:

                                                            HARRIS TRUST AND SAVINGS BANK

By:

Title:

                                                                         BANK OF MONTREAL

By:

Title:

                                                            NATIONAL CITY BANK, Canada Branch

By:

Title:

                                                            NATIONAL CITY BANK

By:

Title:

                                                            LASALLE BANK NATIONAL ASSOCIATION

By:

Title:

                                                            LASALLE BUSINESS CREDIT, a division

of ABN AMRO Bank N.V., Canada Branch

By:

Title:

                                                            BANK ONE, NA, London Branch

By:

Title:

                                                            BANK ONE, NA, Canada Branch

By:

Title:

                                                            BANK ONE, NA, through its Tokyo Branch

By:

Title:

                                                                        BANK ONE, NA

By:

Title:

                                                                        BANK ONE EUROPE LTD.

By:

Title: